UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
August 4, 2009
AMERICAN MEDICAL SYSTEMS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000 — 30733	41-1978822
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

10700 Bren Road West Minnetonka, Minnesota (Address of principal executive offices)	55343 (Zip Code)
(952) 930-6000
(Registrant’s telephone number, including area code)
Not applicable.
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
INDEX TO EXHIBITS
EX-23.1
EX-99.1
EX-99.2
EX-99.3

Section 8 — Other Events
Item 8.01. Other Events.
American Medical Systems Holdings, Inc. is filing this Current Report on Form 8-K to reflect certain accounting changes described below with respect to the financial information contained in our Annual Report on Form 10-K for the year ended January 3, 2009 (the “2008 Form 10-K”), which was filed with the Securities and Exchange Commission (SEC) on March 3, 2009. The information contained in this Current Report on Form 8-K is not an amendment to or restatement of the 2008 Form 10-K.
As previously disclosed in the 2008 Form 10-K, in May 2008, the Financial Accounting Standards Board (FASB) issued FASB Staff Position (FSP) No. APB 14-1, Accounting for Convertible Debt Instruments That May Be Settled in Cash upon Conversion (Including Partial Cash Settlement) (“FSP APB 14-1”). FSP APB 14-1 requires separate accounting for the liability and equity components of certain convertible debt instruments in a manner that reflects the issuers nonconvertible debt borrowing rate when interest and amortization cost is recognized in subsequent periods. We adopted FSP APB 14-1 on January 4, 2009. FSP APB 14-1 requires retrospective application to all periods presented and early adoption was not permitted. The adoption of FSP APB 14-1 impacts the historical accounting for the Convertible Senior Subordinated Notes with a stated maturity of July 1, 2036 (the Convertible Notes) and results in additional non-cash economic interest cost being reflected in the consolidated statement of operations. The retrospective application of FSP APB 14-1 resulted in the recognition of additional amortization of financing costs of $14.4 million, $12.9 million and $6.1 million in fiscal 2008, 2007 and 2006, respectively. In addition, this retrospective application decreased our net income by $11.7 million and $8.8 million in fiscal 2008 and 2007, respectively, and increased our net loss by $3.9 million in fiscal 2006. Adoption also resulted in our diluted net income per share decreasing by $0.16 and $0.12 in fiscal 2008 and 2007, respectively, and increasing our diluted net loss per share by $0.06 in 2006.
The retrospective application of FSP APB 14-1 impacts only the following items of the 2008 Form 10-K, which are attached as exhibits to, and included in, this Current Report on Form 8-K:
•	Item 6. Selected Financial Data

•	Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations

•	Item 15(a). Financial Statements
All other information in the 2008 Form 10-K remains unchanged. This Current Report on Form 8-K does not modify or update the disclosures contained in the 2008 Form 10-K in any way, nor does it reflect any subsequent information or events, other than as required to reflect the adoption of FSP APB 14-1 as described above. Without limitation to the foregoing, this Current Report on Form 8-K does not purport to update Management’s Discussion and Analysis of Financial Condition and Results of Operations included in the 2008 Form 10-K for any information, uncertainties, transactions, risks, events or trends occurring, or known to management. More current information is included in our Quarterly Report on Form 10-Q for the three months ended April 4, 2009 (the “first quarter 2009 Form 10-Q”), in which we adjusted the unaudited consolidated financial statements for the prior year quarter ended March 29, 2008 to reflect the retrospective application of FSP APB 14-1. The information in this Current Report on Form 8-K should be read in conjunction with the 2008 Form 10-K and the first quarter 2009 Form 10-Q.

Section 9 — Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits.
(a)	Financial Statements of Businesses Acquired.

Not Applicable.

(b)	Pro Forma Financial Information.

Not Applicable.

(c)	Shell Company Transactions.

Not Applicable.

(d)	Exhibits.

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP.

99.1	Item 6. Selected Financial Data (adjusted to reflect the retrospective application of FSP APB 14-1).

99.2	Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations (adjusted to reflect the retrospective application of FSP APB 14-1).

99.3	Item 15(a). Financial Statements (adjusted to reflect the retrospective application of FSP APB 14-1).

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICAN MEDICAL SYSTEMS HOLDINGS, INC.
Dated: August 4, 2009	By:	/s/ Mark A. Heggestad
Mark A. Heggestad
Executive Vice President and Chief Financial Officer

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AMERICAN MEDICAL SYSTEMS HOLDINGS, INC.
FORM 8-K
INDEX TO EXHIBITS

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP.

99.1	Item 6. Selected Financial Data (adjusted to reflect the retrospective application of FSP APB 14-1).

99.2	Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations (adjusted to reflect the retrospective application of FSP APB 14-1).

99.3	Item 15(a). Financial Statements (adjusted to reflect the retrospective application of FSP APB 14-1).

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